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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 1, 2002, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-86894) and related Prospectus of eDiets.com, Inc. dated May 13, 2002.



                                     /s/ ERNST & YOUNG LLP


West Palm Beach, Florida

May 9, 2002